Provision for reclamation liabilities (Details)	12 Months Ended
Dec. 31, 2019
Disclosure of other liabilities [text block] [Abstract]
Reclamation obligation, description	as at December 31, 2019, was calculated using the estimated discounted cash flows of future reclamation costs of $6.9 million (December 31, 2018 - $8.1 million) and the expected timing of cash flow payments required to settle the obligations between 2020 and 2026. As at December 31, 2019, the undiscounted future cash outflows are estimated at $7.0 million (December 31, 2018 – $8.5 million) primarily over the next three years. The discount rate used to calculate the present value of the reclamation obligations was 1.7% at December 31, 2019 (2% - December 31, 2018). The Company has placed a total of $1.2 million (December 31, 2018 - $1.2 million) on deposit with financial institutions that are pledged as security against reclamation liabilities.
Description Of Updated Reclamation And Closure Plan	the Johnny Mountain mine site and charged $7.4 million of rehabilitation expenses to the consolidated statements of operations and comprehensive loss. The Johnny Mountain Mine site was acquired, along with the Iskut Project, during the Snip Gold acquisition in 2016. Expenditures are expected to be incurred between 2018 and 2022 and include the estimated costs for the closure of all adits and vent raises, removal of the mill and buildings, treatment of landfills and surface water management as well as ongoing logistics, freight and fuel costs. For the year ended December 31, 2019, reclamation disbursements amounted to $1.3 million (2018 - $2.0 million).